                                                                   EXHIBIT 10.18



                               SERVICES AGREEMENT

       This SERVICES AGREEMENT (the "Agreement") is entered into and effective as of the "Effective Date" by and between ISM INFORMATION SYSTEMS MANAGEMENT CORPORATION ("ISM"), a corporation having an address at 245 Consumers Road, Toronto, Ontario, Canada M2J 1R3, and OPTIMARK TECHNOLOGIES INC., a Delaware corporation having an address at 10 Exchange Place, 12th floor, Jersey City, New Jersey 07302 USA ("OptiMark").

       WHEREAS, OptiMark, ISM and IBM Canada Limited have entered into a license agreement for certain IBM software known as the "ITS Application Product" and the further development of modifications to the ITS Application Product for use in an implementation of OptiMark's proprietary trading system, on February 2, 1999 (the "License Agreement");

       WHEREAS OptiMark and ISM now wish to set forth the terms for the maintenance by ISM of the ITS Application Product and its modifications;

       NOW THEREFORE, in consideration of the premises stated in this Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows to the terms and conditions of this Agreement:

1.0    DEFINITIONS

       Terms defined in the License Agreement, if used in this Agreement, shall have the same meaning unless the context dictates otherwise. Other terms are defined as follows:

       1.1 "Agreement" means this Agreement and its Schedules attached hereto, with any amendment thereto;

       1.2 "Charges" means the amounts payable to ISM by OptiMark for the Services in accordance with Schedule B;

       1.3    "Effective Date" means January 1, 1999;

       1.4 "Schedule" means those schedules attached hereto, with any amendment thereto:

              1.4.1  Schedule A: Description of the Services
              1.4.2  Schedule B: Charges
              1.4.3  Schedule C: Confidentiality Agreement

       1.5 "Services" means those services to be provided by ISM as described in Schedule A;


* This confidential portion has been omitted and filed separately with the Commission.

2.0    SERVICES

       2.1 ISM will provide the Services to OptiMark as set out in Schedule A with competent personnel.



       2.2 EXCEPT AS PROVIDED IN SECTION 2.1 OF THIS AGREEMENT, IBM MAKES NO OTHER EXPRESS WARRANTIES IN THIS AGREEMENT, AND THERE ARE NO IMPLIED WARRANTIES OR CONDITIONS, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABLE QUALITY AND FITNESS FOR A PARTICULAR PURPOSE.

3.0    INDEPENDENT CONTRACTOR

       3.1 ISM is an independent contractor. No agency, partnership, joint venture or other joint relationship between the parties is created by this Agreement.


4.0    CHARGES

       4.1    OptiMark will pay ISM for the Services in accordance with Schedule
              B.

       4.2 In addition to the Charges, OptiMark will reimburse ISM for all expenses incurred by ISM in providing the Services, including all living expenses (including transportation, meals, lodging) while ISM personnel is working at OptiMark's locations.

       4.3 All Charges are exclusive of taxes, use or other taxes, custom duties and similar levies, if any, and all assessments or other charges in connection with this Agreement, payable in or to any jurisdiction or authority whatsoever, which taxes, duties, levies, assessments or other charges will be OptiMark's responsibility (other than taxes on ISM's net income). OptiMark will provide ISM, upon demand, with the appropriate documentation certifying its remittance of applicable withholding tax to the authorities.

       4.4 Charges and expenses will be invoiced monthly, in arrears, and will be payable fifteen (15) days from the date of the invoice. Interest on amounts unpaid after their due date will be payable at the rate of 1.25% per month (equivalent effective annual interest rate of 16.18%).

       4.5 Payments will be made by wire transfer to the account of ISM as instructed by ISM to OptiMark. OptiMark will pay any charges associated with such wire transfers and any other bank charges which may be applicable.

       4.6 All amounts payable hereunder are payable in legal tender of Canada

       4.7 OptiMark will be responsible to obtain any governmental approvals and registrations and to comply with any filing requirements, that may be required to remit to ISM the amounts payable to ISM hereunder. OptiMark will provide to ISM evidence of such approvals upon demand.

       4.8 At ISM's sole option, if OptiMark fails to make any payment when due, ISM may, upon five (5) days written notice, cease providing the Services. This remedy will be without limitation of any other remedy ISM may have under this Agreement or at law and will not be considered a breach by ISM under the terms of this Agreement.

       4.9 Notwithstanding anything to the contrary contained in this Agreement or elsewhere, OptiMark agrees to make the payments set out in this Agreement without deduction, set-off, abatement or compensation for any reason whatsoever.

5.0    CONFIDENTIAL INFORMATION

       5.1 Proprietary and confidential information which is disclosed by one party to the other pursuant to this Agreement shall be protected by, subject to and governed by the provisions of the Confidentiality Agreement.

6.0    OWNERSHIP OF WORK PRODUCT

       6.1 Modifications made to the ITS Application or the OPS Modified Work through activities performed by ISM under this Agreement shall be treated in accordance with the terms of the License Agreement.

7.0    LIMITATION OF LIABILITY

       7.1 ISM's aggregate liability for direct actual damages arising out of or in connection with ISM's performance or non-performance under this Agreement, regardless of the form of action and whether in contract, tort (including, without limitation, negligence), warranty or other legal or equitable grounds, will be limited, for each instance, to the amount of the Charges paid to ISM for the Services that are the cause of the damages for the 2-month period before the claim. In no event will ISM's cumulative liability for damages for all claims during any calendar year exceed the charges paid by OptiMark to ISM for the Services during the calendar year; provided that this limitation will not apply to:

              7.1.1 damages for physical harm to persons or tangible personal property and real property caused by ISM's negligence; and

              7.1.2 all damages for which ISM is liable under article 8.0 ("ISM's patent, trade mark and trade secret indemnity") and article 5.0 ("Confidential Information")

       7.2    In no event is ISM liable for:

              7.2.1 any special, indirect or consequential damages (other than for physical harm to persons caused by ISM's negligence) even if ISM has been advised of the possibility thereof, including but not limited to lost profits, lost business revenue, failure to realise expected savings or loss of, or damage to, OptiMark's records or data; or

              7.2.2 any claims by a third party against OptiMark or any contractor to OptiMark (including, without limitation, claims by a Customer) other than those claims provided for under article 8.0 ("ISM's patent, trade mark and trade secret indemnity") and article 5.0 ("Confidential Information")

8.0    ISM'S PATENT, TRADE MARK AND TRADE SECRET INDEMNITY

       8.1 Subject to section 7.2, ISM will indemnify, defend and hold OptiMark, the OptiMark Related Companies, the Customers of each and the officers, directors, employees and agents of each (individually and collectively, the "OptiMark Indemnitees") harmless from and against any and all claims, causes of action, liabilities, damages, costs or expenses finally awarded or settled against them (including, without limitation, reasonable legal fees awarded or settled against them or any of them) arising out of or resulting from any claim of infringement of a patent, of a copyright, of a misappropriation of a trade secret or of any other right alleged against the OptiMark Indemnitees and arising out of or from the use or exploitation of the ITS Software or the IBM-Made Modifications in the OPS Modified Work as permitted under this Agreement by the OptiMark Indemnitees provided that, subject to the provisions set forth in section 8.2, the OptiMark Indmenitees promptly notify ISM of any such claim and co-operate with ISM in, and allow ISM to control, the defense of any such claim and any related settlement negotiations.

       8.2 Using counsel selected by ISM, ISM will assume, at its own cost, a prompt, rigorous and full defense and/or a good faith settlement (which seeks to maintain OptiMark's rights hereunder) of any claim of which ISM is responsible to indemnify under section 8.1 and OptiMark will cooperate reasonably with ISM in connection therewith; except that with respect to settlements entered into by
              ISM: (A) the consent of OptiMark will be required if the settlement provides for equitable relief against any of the OptiMark Indemnitees; and (b) ISM will obtain a full and complete release of the OptiMark Indemnitees from the third party claimant(s) concerning any claim which ISM is responsible to indemnify under section 8.1. ISM will keep OptiMark reasonably and timely apprised of the events of the defense and/or settlement (including without limitation the providing of copies of the relevant pleadings, other filings and settlement proposals) and ISM shall give full consideration to, and be open to discussion of, the views and suggestions of OptiMark (and/or its counsel as provided for in section 8.3) in proceeding with such defense and/or settlement.

       8.3 In the defense or settlement of any claim under section 8.1, and subject to section 7.2, ISM shall promptly reimburse the OptiMark Indemnitees for all costs, damages, expenses, legal fees and/or other amounts that a court of competent jurisdiction (including without limitation any arbitration panel or other tribunal) finally awards against any OptiMark Indemnitee and to timely pay all costs, damages, expenses, legal fees and/or other amounts agreed to be paid in settlement, resulting from a claim indemnified under section 8.1 provided further that ISM will permit OptiMark to participate in the settlement or defense of the claims through counsel chosen and paid for by OptiMark, and keep such counsel informed as they may request.

       8.4    In addition, if any claim or cause of action referred to in section 8.1 is made against an OptiMark Indemnitee's use or exploitation of the IBM-Made Modifications in the OPS Modified Work as permitted under this Agreement which occasions any material risk of an injunction against such use or exploitation, IBM will, upon notice of the claim of infringement and at no cost to OptiMark either, (i) obtain a license from the third party for the OptiMark Indemnitees to continue using the accused IBM-Made Modifications which shall come into effect no later than the earliest effective date of any such injunction; and/or (ii) modify the accused IBM-Made Modifications to avoid such infringement and use all diligent efforts which are not unreasonable to complete such modifications before any inlunction precluding the use thereof can be secured or come into effect, including securing the assistance of the IBM Related Companies in so doing.

       8.5 In addition to the indemnity provided in section 8.1, ISM shall promptly notify OptiMark in writing, should ISM receive notice of or become aware of any third party claim or assertion against ISM (or the IBM Related Companies) of ownership or of copyright or patent infringement or of infringement of any other intellectual property right pertaining to any aspect of the IBM-Made Modifications or the use thereof and provide a copy of any such claim or assertion (if the claim or assertion is provided in writing) or a description thereof (if made orally) and upon OptiMark's request, ISM shall provide reasonable responses to reasonable OptiMark inquiry concerning such claims or assertions and any risk of injunction as perceived by ISM.

       8.6 The provisions in sections 8.1 to 8.5 represent ISM's entire obligation to OptiMark regarding any claim for infringement, except as set forth in section 8.5.

       8.7 ISM has no obligation under this Agreement regarding any infringement claim based on the following:

              8.7.1 Any OPS Modifications other than IBM-Made Modifications, or any use of the IBM-Made Modifications in the OPS Modified Work which is outside the license or grants of the License Agreement;

              8.7.2 The combination, operation or use of the IBM-Made Modifications with any product, data, computer equipment or software that ISM or an IBM

                     Related Company did not recommend, intend or provide and which infringement claim would not have been made out by the use of the IBM-Made Modifications with any product, data, computer equipment or communication software that ISM or an IBM Related Company did or does recommend, intend or provide; or

              8.7.3 The combination, operation or use of the IBM-Made Modifications in the OPS Modified Work with any other software used by OptiMark for trade processing, trade matching and strategizing functions which ISM or the IBM Related Companies do not recommend, intend or provide and which infringement claim would not have been made out by the use of the IBM-Made Modifications with software which ISM or the IBM Related Companies did or do recommend, intend or provide.

9.0    OPTIMARK'S INDEMNITY

       9.1 OptiMark will indemnify and save harmless ISM, the IBM Related Companies, their officers, directors, employees and agents (collectively and individually called the "ISM Indemnitees") from and against any and all liabilities, damages, costs or expenses awarded against or incurred or suffered by them or any of them (including, without limitation, reasonable legal fees incurred by them or any of them) arising out of any claim against them or any of them by a Customer or any subcontractor to OptiMark made in connection with this Agreement or the Services.

       9.2 OptiMark will assume, at its own cost, the defense or settlement of any claim in respect of which OptiMark is responsible to indemnify the ISM Indemnitees under section 9.1, and ISM will cooperate with OptiMark in connection therewith; except that with respect to settlements entered into by OptiMark (a) the consent of ISM will be required if the settlement provides for equitable relief against an ISM Indemnitee; and (b) OptiMark will obtain the release of ISM and any ISM Indemnitee. OptiMark will: (i) permit ISM to participate in the settlement or defense of the claim through counsel chosen by ISM; and (ii) promptly reimburse ISM and the ISM Indenmitees for the full amount of any loss resulting from any claim and all related expenses incurred by the ISM Indemnitees. In the event that OptiMark fails to assume the defense or settlement of any claim, ISM shall have the right, but not the obligation, to contest, settle or compromise the claim in the exercise of its reasonable judgement at the expense of OptiMark.

10.0   TERM AND TERMINATION

       10.1 This Agreement is effective from the Effective Date and shall remain in effect until the date specified in Schedule A ( December 31, 2000) or such later date as may be mutually agreed to by the parties, unless terminated earlier in accordance with this Agreement;

       10.2 Either party may terminate this Agreement upon thirty (30) days written notice if the other party fails to fulfil its material obligations under this Agreement. If the failing party corrects the cause of termination specified in the notice within the notice period, the notice of termination shall be void.

11.0   NOTICES

       11.1 Any notice or other communication required or permitted to be given under this Agreement shall be in writing and will be sufficiently given if provided in accordance with section 19.1 of the License Agreement.

12.0   ASSIGNMENT

       12.1 Neither party may assign the Agreement or any obligation thereunder without the prior written consent of the other party, such consent not to be unreasonably withheld, provided that either party may assign this Agreement or any of its rights or obligations hereunder to an affiliated entity or to a person that acquires control of its enterprise without the prior consent of the other party.

13.0   GENERAL

       13.1 Neither party will be responsible for failure to fulfil its respective obligations under this Agreement due to causes beyond its control;

       13.2 Section headings have been included in this Agreement merely for convenience of reference and will not be considered part of or used in interpreting this Agreement.

       13.3 If any portion of this Agreement is held or becomes invalid, illegal or unenforceable in general or with respect to any particular transaction or person, that portion will be severed from this Agreement or will be severed with respect to such transaction or person only, and the remainder of the Agreement will continue in full force and effect.

       13.4 Any waiver by either party of any obligation under this Agreement must be in writing and will not be considered to be a waiver of any other breach of the same obligation.

       13.5 Upon termination of this Agreement, all accrued obligations or liabilities and the provisions which by their nature are intended to endure beyond such termination will remain in effect.

       13.6 No action regardless of form may be brought by either party against the other more than two (2) years after the cause of action arises.

       13.7 This Agreement will be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

       13.8 This Agreement will be governed and interpreted in accordance with the laws of the Province of Ontario and the applicable federal laws of Canada. The parties agree to attorn to the jurisdiction of the courts of the Province of Ontario, in Toronto.

       13.9 The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

       13.10 Neither party shall make any public statement concerning this Agreement or disclose the existence of this Agreement without the prior written consent of the other party.

       13.11 This Agreement and its Schedules is the complete and exclusive statement of agreement between the parties relating to the subject matter of this Agreement and its Schedules and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement.

14.0   NON-SOLICITATION

       14.1 OptiMark agrees that while this Agreement remains in effect, and for a period of six (6) months thereafter, it will not directly or indirectly solicit, hire or retain any ISM employee if such employee participated in the delivery of the Services without ISM's prior written consent.

15.0   ACCEPTANCE

       15.1 The parties, by their authorised signatures below, agree that this Agreement is the complete agreement between the parties and replaces all prior communications related to the subject matter of this Agreement


AGREED BY:                                 AGREED BY:

ISM INFORMATION SYSTEMS                    OPTIMARK TECHNOLOGIES, INC.
MANAGEMENT CORPORATION


By: /s/ Brenda Hoffman                     By: /s/ William F. Adiletta

Name: Brenda Hoffman                       Name: William F. Adiletta

Title: Director                            Title: Executive Vice President

Date: May 6, 1999                          Date: May 6, 1999

                         SERVICES AGREEMENT - SCHEDULE A
                             DESCRIPTION OF SERVICES

[GRAPHIC:  OPTIMARK TECHNOLOGIES INC.]

                                                                 ISM/OptiMark
-----------------------------------------------------------------------------
                              PCX Maintenance and Production Support Services

                                                               April 19, 1999

OptiMark Trading System
------------------------------------------------------------
HISTORY
------------------------------------------------------------
Version                     Release Date

------------------------------------------------------------
1.4                         12/21/98
------------------------------------------------------------
2.0                         03/01/99
------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------











------------------------------------------------------------------------------
REVIEWERS
------------------------------------------------------------------------------
Director, ISM Professional Services
------------------------------------------------------------------------------
Manager, Architecture and Technology
------------------------------------------------------------------------------
ISM Project Manager
------------------------------------------------------------------------------
ISM Support Supervisor
------------------------------------------------------------------------------
OTI Project Manager
------------------------------------------------------------------------------












To order additional copies of this document, contact:

ISM Information Systems Management Corp.
245 Consumers Road,
North York, ON M2J 4R3

Copyright (C) 1998 ISM Information Systems Management Corporation and OptiMark Technologies, Inc All rights reserved. No part of this publication may be reproduced, transmitted. transcribed, stored in a retrieval system, or translated into any language in any form by any means without the written permission of ISM Information Systems Management Corporation and OptiMark Technologies, Inc.

Other third party product names used herein are used to identify such products and for descriptive purposes only. Such names may be marks and/or registered marks of their respective owners.

---------------------------------------
 OPS Maintenance and Production Support
---------------------------------------
CONTENTS

1         PURPOSE...................................................................................................1-10


2         BACKGROUND................................................................................................2-11


3         OVERVIEW..................................................................................................3-12


4         DOCUMENT FORMAT...........................................................................................4-15


5         OPS PRODUCTION ENVIRONMENT SUPPORT........................................................................5-16

    5.1 ROLES AND RESPONSIBILITIES..................................................................................5-16
    5.2 PROBLEM MANAGEMENT SUPPORT..................................................................................5-19
        5.2.1           Problem tracking ...........................................................................5-19
        5.2.2           Major Incident Owner (MIO)..................................................................5-19
    5.3 PROBLEM DETERMINATION.......................................................................................5-20
        5.3.1           Investigation...............................................................................5-20
        5.3.2           Secure Access...............................................................................5-20
        5.3.3           OptiMark Information Center (OIC) Updates...................................................5-20
        5.3.4           CPMA Updates................................................................................5-20
        5.3.5           Internal Escalation.........................................................................5-20
        5.3.6           OPS Application Consulting..................................................................5-21
    5.4 PROBLEM RESOLUTION..........................................................................................5-21
        5.4.1           Root Cause Analysis.........................................................................5-21
        5.4.2           Recommended Resolution......................................................................5-21
        5.4.3           Emergency Changes...........................................................................5-22
        5.4.4           Application Configuration/Data Modification.................................................5-22
        5.4.5           Operating System/Hardware Issues............................................................5-22
        5.4.6           Tracking....................................................................................5-22
    5.5      CHANGE MANAGEMENT .....................................................................................5-22
        5.5.1           Overview....................................................................................5-22
        5.5.2           Source Management...........................................................................5-23
        5.5.3           Tracking and Prioritization.................................................................5-23
        5.5.4           Change Meetings.............................................................................5-23
        5.5.5           Document Release Notes......................................................................5-24
        5.5.6           Fallback Procedures.........................................................................5-24
        5.5.7           Risk Assessment.............................................................................5-24
        5.5.8           Scheduling Conflicts........................................................................5-24
        5.5.9           Reviewer Process............................................................................5-24
        5.5.10          Implementations and Walkthroughs............................................................5-24

    5.6      MAINTENANCE AND ENHANCEMENTS...........................................................................5-24
        5.6.1           Requirement Analysis........................................................................5-24
        5.6.2           Architectural Review........................................................................5-25
        5.6.3           Detailed Design.............................................................................5-25
        5.64            Development.................................................................................5-25
        5.6.5           Integration Test............................................................................5-25
        5.6.6           Acceptance Test.............................................................................5-25
    5.7      OFF-SITE SUPPORT.......................................................................................5-26
        5.7.1           OPS Cell/Pager Support......................................................................5-26
        5.7.2           Remote Access...............................................................................5-26
        5.7.3           Onsite Support..............................................................................5-26
        5.7.4           PCX/Los Angeles.............................................................................5-27
        5.7.5           OIC Help DesK/30 Montgomery.................................................................5-27
        5.7.6           OTI Testing Support/10 Exchange.............................................................5-27
    5.8      RELEASE MANAGEMENT.....................................................................................5-28
        5.8.1           RMS support.................................................................................5-28
        5.8.2           Macros and tools............................................................................5-28
        5.8.3            Release....................................................................................5-28
        5.8.4           Emergency releases..........................................................................5-29
        5.8.5           Release promotions..........................................................................5-29
    5.9      OPERATIONS SUPPORT.....................................................................................5-30
        5.9.1           Overview....................................................................................5-30
        5.9.2           Computer Operations.........................................................................5-30
        5.9.3           Production Control..........................................................................5-30
        5.9.4           Technical Services..........................................................................5-30
        5.9.5           Security administration.....................................................................5-31

6         INTEGRATION TEST ENVIRONMENT SUPPORT......................................................................6-32

    6.1      ROLES AND RESPONSIBILITIES.............................................................................6-32
    6.2      PROBLEM MANAGEMENT SUPPORT.............................................................................6-35
        6.2.1           Problem Tracking............................................................................6-35
        6.2.2           Major Incident Owner (MIO)..................................................................6-35
    6.3      PROBLEM DETERMINATION..................................................................................6-35
        6.3.1           Investigation...............................................................................6-35
        6.3.2           Secure Access...............................................................................6-35
        6.3.3           OptiMark Information Center Updates.........................................................6-35
        6.3.4           Internal Escalation.........................................................................6-35
        6.3.5           OPS Application Consulting..................................................................6-35
    6.4      PROBLEM RESOLUTION.....................................................................................6-36
        6.4.1           Root Cause Analysis.........................................................................6-36
        6.4.2           Recommended Resolution......................................................................6-36
        6.4.3           Emergency Changes...........................................................................6-36
        6.4.4           Application Configuration/Data Modification.................................................6-36
        6.4.5           Operating System/Hardware Issues............................................................6-36
        6.4.6           Tracking....................................................................................6-37
    6.5      CHANGE MANAGEMENT......................................................................................6-37

        6.5.1           Source Management...........................................................................6-37
        6.5.2           Tracking and Prioritization.................................................................6-37
        6.5.3           Change Meetings.............................................................................6-37
        6.5.4           Document Release Notes......................................................................6-37
        6.5.5           Fallback Procedures.........................................................................6-37
        6.5.6           Risk Assessment.............................................................................6-38
        6.5.7           Scheduling Conflicts........................................................................6-38
        6.5.8           Reviewer Process............................................................................6-38
        6.5.9           Implementations and Walkthroughs............................................................6-38
    6.6      OFF-SITE SUPPORT.......................................................................................6-38
        6.6.1           OPS Cell/Pager Support......................................................................6-38
        6.6.2           Onsite Support..............................................................................6-38
        6.6.3           Remote Access...............................................................................6-38
        6.6.4           PCX/Los Angeles.............................................................................6-38
        6.6.5           OIC Help Desk/30 Montgomery.................................................................6-39
        6.6.6           OTI Testing Support/10 Exchange.............................................................6-39
    6.7      RELEASE MANAGEMENT.....................................................................................6-39
        6.7.1           Overview....................................................................................6-39
        6.7.2           Macros and tools............................................................................6-39
        6.7.3           Release promotions..........................................................................6-39
    6.8      OPERATIONS SUPPORT.....................................................................................6-40
        6.8.1           Computer Operations.........................................................................6-40
        6.8.2           Production Control..........................................................................6-40
        6.8.3           Technical Services..........................................................................6-40
        6.8.4           Security administration.....................................................................6-40

7         QUALITY ENGINEERING ENVIRONMENTS..........................................................................7-41

    7.1      ROLES AND RESPONSIBILITIES.............................................................................7-41
    7.2      PROBLEM MANAGEMENT SUPPORT.............................................................................7-44
        7.2.1           Problem tracking............................................................................7-44
        7.2.2           Major Incident Owner (MIO)..................................................................7-44
    7.3      PROBLEM DETERMINATION..................................................................................7-44
        7.3.1           Investigation...............................................................................7-44
        7.3.2           Secure Access...............................................................................7-44
        7.3.3           OptiAlark Information Center Updates........................................................7-44
        7.3.4           Internal Escalation.........................................................................7-44
        7.3.5           OPS Application Consulting..................................................................7-44
    7.4      PROBLEM RESOLUTION.....................................................................................7-44
        7.4.1           Root Cause Analysis.........................................................................7-44
        7.4.2           Recommended Resolution......................................................................7-45
        7.4.3           Emergency Changes...........................................................................7-45
        7.4.4           Application Configuration/Data Modification.................................................7-45
        7.4.5           Operating System/Hardware Issues............................................................7-45
        7.4.6           Tracking................................................................................... 7-45
    7.5      CHANGE MANAGEMENT......................................................................................7-46
        7.5.1           Tracking and Prioritization.................................................................7-46

        7.5.2           Change Meetings.............................................................................7-46
        7.5.3           Document Release Notes......................................................................7-46
        7.5.4           Fallback Procedures.........................................................................7-46
        7.5.5           Risk Assessment.............................................................................7-46
        7.5.6           Scheduling Conflicts........................................................................7-46
        7.5.7           Approval and Review Process.................................................................7-47
        7.5.8           Implementations and Walkthroughs............................................................7-47
    7.6      OFF-SITE SUPPORT.......................................................................................7-47
        7.6.1           OPS Cell/Pager Support......................................................................7-47
        7.6.2           Onsite Support..............................................................................7-47
        7.6.3           Remote Access...............................................................................7-47
        7.6.4           PCX/Los Angeles.............................................................................7-47
        7.6.5           OIC Help Desk,/30 Montgomery................................................................7-47
        7.6.6           OTI Testing Support/10 Exchange.............................................................7-47
    7.7      RELEASE MANAGEMENT.....................................................................................7-47
        7.7.1           Overview....................................................................................7-47
        7.7.2           Macros and tools............................................................................7-48
        7.7.3           Release promotions..........................................................................7-48
    7.8      OPERATIONS SUPPORT.....................................................................................7-48
        7.8.1           Technical Services..........................................................................7-48

8         OTI DEVELOPMENT ENVIRONMENTS..............................................................................8-49

    8.1      ROLES AND RESPONSIBILITIES.............................................................................8-49
    8.2      PROBLEM MANAGEMENT SUPPORT.............................................................................8-52
        8.2.1           Problem tracking............................................................................8-52
        8.2.2           Major Incident Owner (MIO)..................................................................8-52
    8.3 PROBLEM DETERMINATION.......................................................................................8-52
        8.3.1           Investigation...............................................................................8-52
        8.3.2           Secure Access...............................................................................8-52
        8.3.3           OptiMark Information Center Updates.........................................................8-52
        8.3.4           Internal Escalation.........................................................................8-52
        8.3.5           OPS Application Consulting..................................................................8-52
    8.4      PROBLEM RESOLUTION.....................................................................................8-52
        8.4.1           Root Cause Analysis.........................................................................8-52
        8.4.2           Recommended Resolution......................................................................8-53
        8.4.3           Emergency Changes...........................................................................8-53
        8.4.4           Application Configuration/Data Modification.................................................8-53
        8.4.5           Operating System/Hardware Issues............................................................8-53
        8.4.6           Tracking....................................................................................8-53
    8.5      CHANGE MANAGEMENT......................................................................................8-54
        8.5.1           Tracking and Prioritization.................................................................8-54
        8.5.2           Change Meetings.............................................................................8-54
        8.5.3           Document Release Notes......................................................................8-54
        8.5.4           Fallback Procedures.........................................................................8-54
        8.5.5           Risk Assessment.............................................................................8-54
        8.5.6           Scheduling Conflicts........................................................................8-54

        8.5.7           Approval and Review Process.................................................................8-54
    8.6      OFF-SITE SUPPORT.......................................................................................8-55
        8.6.1           OPS Cell/Pager Support......................................................................8-55
        8.6.2           Onsite Support..............................................................................8-55
        8.6.3           RemoteAccess................................................................................8-55
        8.6.4           PCX/Los Angeles.............................................................................8-55
        8.6.5           OIC Help Desk/30 Montgomery.................................................................8-55
        8.6.6           OTI Testing Support/10 Exchange.............................................................8-55
    8.7      RELEASE MANAGEMENT.....................................................................................8-55
        8.7.1           Overview....................................................................................8-55
        8.7.2           Macros and tools............................................................................8-55
        8.7.3           Release promotions..........................................................................8-55
    8.8      OPERATIONS SUPPORT.....................................................................................8-56
        8.8.1           Overview....................................................................................8-56

9         ISM DEVELOPMENT ENVIRONMENTS..............................................................................9-57

    9.1      ROLES AND RESPONSIBILITIES.............................................................................9-57
    9.2      PROBLEM MANAGEMENT SUPPORT.............................................................................9-60
        9.2.1           Problem tracking............................................................................9-60
    9.3      PROBLEM DETERMINATION..................................................................................9-60
        9.3.1           Investigation...............................................................................9-60
    9.4      PROBLEM RESOLUTION.....................................................................................9-60
        9.4.1           Root Cause Analysis.........................................................................9-60
        9.4.2           Recommended Resolution......................................................................9-60
        9.4.3           Application Configuration/Data Modification.................................................9-60
        9.4.4           Operating System/Hardware Issues............................................................9-61
        9.4.5           Tracking....................................................................................9-61
    9.5      MODIFICATIONS AND ENHANCEMENTS.........................................................................9-61
        9.5.1           Source Maintenance..........................................................................9-61
        9.5.2           Development.................................................................................9-61
    9.6      RELEASE MANAGEMENT.....................................................................................9-61
        9.6.1           Overview....................................................................................9-61
        9.6.2           Macros and tools............................................................................9-61
        9.6.3           Release build...............................................................................9-61
        9.6.4           Release promotions..........................................................................9-62
    9.7      OPERATIONS SUPPORT.....................................................................................9-62
        9.7.1           Computer Operations.........................................................................9-62
        9.7.2           Production Control..........................................................................9-62
        9.7.3           Technical Services..........................................................................9-63
        9.7.4           Security administration.....................................................................9-63

10        OTI ENVIRONMENT RESPONSIBILITIES.........................................................................10-64

    10.1     DISTRIBUTION SERVER (DS) COMPONENT....................................................................10-64
    10.2     INSTITUTION SERVER (IS) NT TEST TOOL COMPONENT........................................................10-64
    10.3     IS AND GRAPHICAL USER INTERFACE (GUI).................................................................10-64

    10.4     PCX STRATUS TMAX COMPONENTS...........................................................................10-64
    10.5     MEC/OMDS/AUDIT SERVER COMPONENTS......................................................................10-64
    10.6     OTI PERSONNEL.........................................................................................10-65

11        EDUCATION AND TRAINING SUPPORT...........................................................................11-66

    11.1     OVERVIEW..............................................................................................11-66
    11.2     DOCUMENTATION.........................................................................................11-66
    11.3     ON SITE TRAINING......................................................................................11-66

12        RESOURCE PLAN............................................................................................12-67

    12.1     SUPPORT ORGANIZATION..................................................................................12-67
        12.1.1          Management Services........................................................................12-67
        12.1.2          Production Support Team....................................................................12-67
        12.1.3          Release Maintenance Team...................................................................12-67
        12.1.4          Resource Management........................................................................12-67

APPENDIX A - ROLE DEFINITIONS.........................................................................................70

    PRODUCTION SUPPORT ROLES..........................................................................................70
    RELEASE MAINTENANCE...............................................................................................71

APPENDIX B - DOCUMENT TEMPLATES.......................................................................................73

    CPMA TICKET.......................................................................................................74
    OPTICS TICKETS....................................................................................................75
    EMERGENCY CHANGE APPROVAL.........................................................................................77
    CHANGE REQUEST FORMS..............................................................................................78
        OPS Change Request............................................................................................78
        Development Evaluation........................................................................................79
        Change Evaluation.............................................................................................79
        Change Status & Updates.......................................................................................80
    DESIGN PROPOSAL...................................................................................................81
    DETAIL DESIGN DOCUMENT............................................................................................86
    TEST PLAN.........................................................................................................90
    RELEASE NOTES.....................................................................................................96
    RESOURCE CHANGE REQUEST..........................................................................................102

APPENDIX C - PRODUCTION SUPPORT AND MAINTENANCE RELEASE SERVICES ENVIRONMENT ASSUMPTIONS.............................103

    PRODUCTION SUPPORT ENVIRONMENTS..................................................................................103
    MAINTENANCE RELEASE ENVIRONMENTS.................................................................................103
    SIZING NEW ENVIRONMENTS..........................................................................................103

APPENDIX D - RELEASE SCHEDULE........................................................................................105

APPENDIX E -- SECURITY / ACCESS REQUIREMENTS.........................................................................107


APPENDIX F - HARDWARE CONSIDERATIONS.................................................................................108

    CURRENT CONFIGURATION............................................................................................108
    SERVER MAINTENANCE...............................................................................................109
    CHANGE MANAGEMENT................................................................................................110
    ENVIRONMENTAL MANAGEMENT.........................................................................................110

APPENDIX G- GLOSSARY OF TERMS........................................................................................111

1      PURPOSE

The purpose of this document is to describe in detail the application support services ("Services") required for the Order Profile System (OPS) application component of the OptiMark Trading System (OTS) of OptiMark Technologies Incorporated (OTI), which will be executed by ISM Information Systems Management Corporation (ISM), specifically the Professional Services, Securities Industry Services (ISM).

2      BACKGROUND

The application software Order Profile System (OPS Application), provided by ISM, represents one component of the overall OTS being operated by OTI. From an application software view, OTS consists of eight (8) major application components: Graphical User Interface (GUI), Institutional Server (I/S), Distribution Server (D/S), Order Profile System (OPS), Matching Engine Complex
(MEC), Gateway Server, Pacific Stock Exchange application (PCX) and Audit
Server.

The major purpose of the OPS Application component is to receive orders, maintain the order book of record, schedule matching cycles, receive/log/broadcast executions from the MEC, and broadcast market information to the external users of OTS. In order to provide this functionality, it is necessary for the OPS to connect to several of the other application components including D/S, Pacific Stock Exchange (PCX), Gateway Servers and the MEC.

OPTIMARK TRADING SYSTEM ARCHITECTURE

            [GRAPHIC DESCRIBING OPTIMARK TRADING SYSTEM ARCHITECTURE]





The implementation of OTS has been completed and this new technology was launched into production for the securities industry on January 28, 1999. Now that OTS is in production, it is necessary for the formalization of production maintenance for the overall application.

3           OVERVIEW

The maintenance of the OPS Application will involve a complex set of services that are described in this document. The relationships between the different services and their corresponding dependencies will also be described. The Services being implemented include the following:

-           production support,
-           change management,
-           modifications and enhancements,
-           release management,
-           operations support,
-           education, and
-           training.

These Services need to be performed in varying degrees depending on the type of application environment they are being performed in. An application environment is the physical location on a unit of computer hardware in which the OPS Application resides and operates. There are currently nine OPS Application environments that can be categorized into one of following four environment types:

-           Production environment,
-           Integration Test environment,
-           Quality Engineering environment, and
-           Development environment.

The level of skills required by the ISM team to perform the Services is very high and requires in-depth knowledge of the OPS Application as well as the relation to each of the other seven (7) OTS application components. During the first twelve months of the Agreement ISM will be providing the majority of the Services required for OPS Application maintenance. Over the lifetime of the Agreement, 24 months, ISM will begin transitioning the maintenance responsibilities to OTI. ISM and OTI will mutually agree on the transition plan, schedule and evolution before the end of December 31, 1999.

The Services performed on the Production environment require a high level of skill and intimate knowledge of the OPS Application. Therefore, the Production environment will, initially, be supported primarily by ISM staff who possess the in-depth knowledge of the OPS Application. The support for the Integration Test environment requires a level similar to the Production environment; the main difference being the time frame for which a problem can be resolved. Obviously, problems encountered in the Integration Test environment will not have to be resolved with the same urgency. ISM staff will remain actively involved in the Integration Test environment, for the duration of this Agreement, to facilitate a smooth migration of the OPS Application from the Integration Test environment to the Production environment. For Quality Engineering and Development environments, ISM will perform a larger role during the intitial 12 months of this Agreement followed by the beginning or the transitioning of tasks to OTI.

The parties agree that the following matrix depicts the view of the responsibilities of each party relative to the Services as of the Effective Date. Over the term of this Agreement it is the intention of the parties that the dependency on ISM resources is to be reduced so that ISM is only involved in the support of the Production and Integration Test environments while OTI assumes overall responsibilities for the other environments.

ISM PCX SUPPORT SUMMARY


                                                                                                             SIS/
                                                                                                  SIS/    Production
                                                   Production Integration  QA/Y2K      PCX      Testing      Test       MEC
------------------------------------------------------------------------------------------------------------------------------
         Function / Task                              P           T          B          C         L          N          Q
------------------------------------------------------------------------------------------------------------------------------
PROBLEM MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------
     Problem tracking                                 1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
     Incident Owner                                   2           2          2          2         1          1          2
------------------------------------------------------------------------------------------------------------------------------
PROBLEM DETERMINATION
------------------------------------------------------------------------------------------------------------------------------
     Investigation                                    1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
     Secure Access                                    1           1          3          3         3          3          3
------------------------------------------------------------------------------------------------------------------------------
     OptiMark Information Center Updates              1           3          3          3         3          3          3
------------------------------------------------------------------------------------------------------------------------------
     CPMA Updates                                     1           1          1          1         3          3          1
------------------------------------------------------------------------------------------------------------------------------
     Internal Escalation                              1           3          3          3         3          3          3
------------------------------------------------------------------------------------------------------------------------------
     OPS Application Consulting                       1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
PROBLEM RESOLUTION
------------------------------------------------------------------------------------------------------------------------------
     Root Cause Analysis                              1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
     Recommended Resolution                           1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
     Emergency Changes                                1           3          3          3         3          3          3
------------------------------------------------------------------------------------------------------------------------------
     Application Configuration/Data Modification      1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
     Operating System/Hardware Issues                 1           1          2          2         1          1          2
------------------------------------------------------------------------------------------------------------------------------
     Tracking                                         1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
CHANGE MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------
     Source Management                                1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
     Tracking and Prioritization                      1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
     Change Meetings                                  1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
     Document Release Notes                           1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
     Fallback Procedures                              1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
     Risk Assessment                                  1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
     Scheduling Conflicts                             1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
     Approval and Review Process                      1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
     Implementations and Walkthroughs                 1           1          2          2         2          2          2
------------------------------------------------------------------------------------------------------------------------------
     Requirement Analysis                             1           1          2          2         1          1          2
------------------------------------------------------------------------------------------------------------------------------
     Architectural Review                             1           1          3          3         1          1          3
------------------------------------------------------------------------------------------------------------------------------

                                                         Integration/
                                                          Clearing
                                                           Broker
                                                  GUI      Testing
-------------------------------------------------------------------
         Function / Task                           R          S
-------------------------------------------------------------------
PROBLEM MANAGEMENT
-------------------------------------------------------------------
     Problem tracking                              1          1
-------------------------------------------------------------------
     Incident Owner                                2          2
-------------------------------------------------------------------
PROBLEM DETERMINATION
-------------------------------------------------------------------
     Investigation                                 1          1
-------------------------------------------------------------------
     Secure Access                                 3          3
-------------------------------------------------------------------
     OptiMark Information Center Updates           3          3
-------------------------------------------------------------------
     CPMA Updates                                  1          1
-------------------------------------------------------------------
     Internal Escalation                           3          3
-------------------------------------------------------------------
     OPS Application Consulting                    1          1
-------------------------------------------------------------------
PROBLEM RESOLUTION
-------------------------------------------------------------------
     Root Cause Analysis                           1          1
-------------------------------------------------------------------
     Recommended Resolution                        1          1
-------------------------------------------------------------------
     Emergency Changes                             3          3
-------------------------------------------------------------------
     Application Configuration/Data Modification   1          1
-------------------------------------------------------------------
     Operating System/Hardware Issues              2          2
-------------------------------------------------------------------
     Tracking                                      1          1
-------------------------------------------------------------------
CHANGE MANAGEMENT
-------------------------------------------------------------------
     Source Management                             1          1
-------------------------------------------------------------------
     Tracking and Prioritization                   1          1
-------------------------------------------------------------------
     Change Meetings                               1          1
-------------------------------------------------------------------
     Document Release Notes                        1          1
-------------------------------------------------------------------
     Fallback Procedures                           1          1
-------------------------------------------------------------------
     Risk Assessment                               1          1
-------------------------------------------------------------------
     Scheduling Conflicts                          1          1
-------------------------------------------------------------------
     Approval and Review Process                   1          1
-------------------------------------------------------------------
     Implementations and Walkthroughs              2          1
-------------------------------------------------------------------
     Requirement Analysis                          2          2
-------------------------------------------------------------------
     Architectural Review                          3          3
-------------------------------------------------------------------


                                                                                                             SIS/
                                                                                                  SIS/    Production
                                                   Production Integration  QA/Y2K      PCX      Testing      Test       MEC
------------------------------------------------------------------------------------------------------------------------------
         Function / Task                              P           T          B          C         L          N          Q
------------------------------------------------------------------------------------------------------------------------------
     Detailed Design                                  1           1          2          2         1          1          2
------------------------------------------------------------------------------------------------------------------------------
     Development                                      1           1          2          2         1          1          2
------------------------------------------------------------------------------------------------------------------------------
     Integration Test                                 1           1          2          2         1          1          2
------------------------------------------------------------------------------------------------------------------------------
     Acceptance Test                                  1           1          2          2         1          1          2
------------------------------------------------------------------------------------------------------------------------------
     Requirements Issues                              1           1          2          2         1          1          2
------------------------------------------------------------------------------------------------------------------------------
OFF-SITE SUPPORT
------------------------------------------------------------------------------------------------------------------------------
     OPS Cell/Pager Support                           1           1          3          3         3          3          3
------------------------------------------------------------------------------------------------------------------------------
     Remote Access                                    1           1          3          3         3          3          3
------------------------------------------------------------------------------------------------------------------------------
     Onsite Support                                   1           3          3          3         3          3          3
------------------------------------------------------------------------------------------------------------------------------
     PCX/Los Angeles                                  1           1          3          1         3          3          3
------------------------------------------------------------------------------------------------------------------------------
     OIC Help Desk/30 Montgomery                      1           1          3          3         3          3          3
------------------------------------------------------------------------------------------------------------------------------
     OTI Testing Support/10 Exchange                  1           1          1          3         3          3          1
------------------------------------------------------------------------------------------------------------------------------
RELEASE MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------
     RMS support                                      1           1          2          2         1          1          2
------------------------------------------------------------------------------------------------------------------------------
     Macros and tools                                 1           1          2          2         1          1          2
------------------------------------------------------------------------------------------------------------------------------
     Release build                                    1           1          2          2         1          1          2
------------------------------------------------------------------------------------------------------------------------------
     Emergency releases                               1           1          3          3         3          3          3
------------------------------------------------------------------------------------------------------------------------------
     Release promotions                               1           1          1          1         1          1          1
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS SUPPORT
------------------------------------------------------------------------------------------------------------------------------
     Computer Operations                              1           1          2          2         1          1          2
------------------------------------------------------------------------------------------------------------------------------
     Production Control                               1           1          2          2         1          1          2
------------------------------------------------------------------------------------------------------------------------------
     Technical Services                               1           1          2          2         1          1          2
------------------------------------------------------------------------------------------------------------------------------
     Security administration                          1           1          2          2         1          1          2
------------------------------------------------------------------------------------------------------------------------------
EDUCATION AND TRAINING SUPPORT
------------------------------------------------------------------------------------------------------------------------------
     Documentation                                    1           1          2          2         3          3          2
------------------------------------------------------------------------------------------------------------------------------
     Training                                         1           1          2          2         3          3          2
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Legend
-----------------------------------------------------------
     SIS resources required                           1
-----------------------------------------------------------
     Performed by OTI                                 2
-----------------------------------------------------------
     Not Applicable                                   3
-------------------------------------------------- --------

                                                         Integration/
                                                          Clearing
                                                           Broker
                                                  GUI      Testing
-------------------------------------------------------------------
         Function / Task                           R          S
-------------------------------------------------------------------
     Detailed Design                              2          2
------------------------------------------------------------------
     Development                                  2          2
------------------------------------------------------------------
     Integration Test                             2          2
------------------------------------------------------------------
     Acceptance Test                              2          2
------------------------------------------------------------------
     Requirements Issues                          2          2
------------------------------------------------------------------
OFF-SITE SUPPORT
------------------------------------------------------------------
     OPS Cell/Pager Support                       3          3
------------------------------------------------------------------
     Remote Access                                3          3
------------------------------------------------------------------
     Onsite Support                               3          3
------------------------------------------------------------------
     PCX/Los Angeles                              3          3
------------------------------------------------------------------
     OIC Help Desk/30 Montgomery                  3          3
------------------------------------------------------------------
     OTI Testing Support/10 Exchange              1          1
------------------------------------------------------------------
RELEASE MANAGEMENT
------------------------------------------------------------------
     RMS support                                  2          1
------------------------------------------------------------------
     Macros and tools                             2          1
------------------------------------------------------------------
     Release build                                2          2
------------------------------------------------------------------
     Emergency releases                           3          3
------------------------------------------------------------------
     Release promotions                           1          1
------------------------------------------------------------------
OPERATIONS SUPPORT
------------------------------------------------------------------
     Computer Operations                          2          1
------------------------------------------------------------------
     Production Control                           2          2
------------------------------------------------------------------
     Technical Services                           2       2
------------------------------------------------------------------
     Security administration                      2          2
------------------------------------------------------------------
EDUCATION AND TRAINING SUPPORT
------------------------------------------------------------------
     Documentation                                2          2
------------------------------------------------------------------
     Training                                     2          2
------------------------------------------------------------------

------------------------------------------------------------------
Legend
----------------------------------------------
     SIS resources required
----------------------------------------------
     Performed by OTI
----------------------------------------------
     Not Applicable
----------------------------------------------

4      DOCUMENT FORMAT

In order to simplify the documented description of the Services that are required within each of the application environments, the document has been structured to describe the full set of Services required in the Production environment and then each subsequent environment is described using this same format. A matrix of each Service component is mapped against each of the nine
(9) environments depicting whether OTI or ISM is performing the Service.

* [Exhibit A pages 16-112]



--------
* This confidential portion has been omitted and filed separately with the Commission.

                                  SCHEDULE "B"


Rate Schedule

*
----------
* This confidential portion has been omitted and filed separately with the Commission.